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                                                                   EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in this Registration Statement of Pierce Leahy Corp. filed pursuant to Rule 462(b) under the Securities Act of 1933, of our report dated August 14, 1995, on the financial statements of Securities Archives, Inc. contained in Amendment No. 4 to Registration Statement No. 333-23119 of Pierce Leahy Corp. on Form S-1.

Deloitte & Touche LLP

Dallas, Texas
June 30, 1997